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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
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                                 March 10, 1998



                         First Alliance Mortgage Company
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             (Exact name of registrant as specified in its charter)




          California                  333-44585                95-2944875
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(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)               Number)              Identification No.)



        17305 Von Karman Avenue
           Irvine, California                                     92614-6203
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(Address of Principal Executive Offices)                          (Zip Code)


               Registrant's telephone number, including area code:
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                                 (714) 224-8400

                                    No Change
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          (Former name or former address, if changed since last report)


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Item 5. Other Events.

        In connection with the offering of First Alliance Mortgage Company Mortgage Loan Asset Backed Notes, Series 1998-1F, described in a Prospectus Supplement dated as of March 10, 1998, certain AComputational Materials@ within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Not applicable

        (b)    Not applicable

        (c)    Exhibits:


               99.1 Computational Materials provided by First Union Capital Markets Corp. in connection with sales efforts related to the Registrant's securities.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        By:  FIRST ALLIANCE MORTGAGE COMPANY,
                                             as Company


                                        By:    /s/ Mark K. Mason
                                               ------------------------------
                                        Name:  Mark K. Mason
                                        Title: Executive Vice President and
                                               Chief Financial Officer


Dated: March 10, 1998